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                               Exhibit 23 (10)(iii)


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                     [LETTERHEAD OF JONES & BLOUCH L.L.P.]

                                March 13, 1996

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Gentlemen:

     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the registration statement on Form N-4, File No. 33-78810, to be filed with the Securities and Exchange Commission.

                                            Very truly yours,

                                            /s/ Jones & Blouch L.L.P.

                                            Jones & Blouch L.L.P.